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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                       FORM 8-A

                  For Registration of Certain Classes of Securities
                      Pursuant to Section 12(b) or 12(g) of the
                           Securities Exchange Act of 1934

                          FEDERATED DEPARTMENT STORES, INC.
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                (Exact Name of Registrant as Specified in Its Charter)


           DELAWARE                                      13-3324058
----------------------------                 ---------------------------------
(State of Incorporation or Organization)             (I.R.S. Employer
                                                   Identification No.)



                    7 West Seventh Street, Cincinnati, Ohio  45202
                                         and
                       1440 BROADWAY, NEW YORK, NEW YORK  10018
                     --------------------------------------------
                       (Address of Principal Executive Offices)


If this form relates to the                  If this form relates to the
registration of a class of debt              registration of a class of
securities and is effective upon             debt securities and is to become
filing pursuant to General                   effective simultaneously
Instruction A(c)(1) please check             with the effectiveness
the following box  /X/                       of a concurrent registration
                                             statement under the Securities Act
                                             of 1933 pursuant to General
                                             Instruction A(c)(2) please check
                                             the following box  / /

     Securities to be registered pursuant to Section 12(b) of the Act:

TITLE OF EACH CLASS                          NAME OF EACH EXCHANGE ON WHICH
TO BE SO REGISTERED                          EACH CLASS IS TO BE REGISTERED
-------------------                          ------------------------------

7% Senior Debentures Due 2028                New York Stock Exchange, Inc.


Securities to be registered pursuant to Section 12(g) of the Act:

                                     NONE
            --------------------------------------------------------
                               (Title of Class)

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                               INFORMATION REQUIRED IN
                                REGISTRATION STATEMENT


ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

          The description of the securities registered hereby is included in a prospectus filed by the Registrant pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Securities Act"), on February 4, 1998, in connection with the registration of such securities under the Securities Act pursuant to a Registration Statement on Form S-3 (Registration No. 333-34321). Such prospectus shall be deemed to be incorporated by reference herein.

ITEM 2.  EXHIBITS.

     1. Indenture, dated as of September 10, 1997, between the Registrant and Citibank, N.A., as Trustee (filed as Exhibit 4.4 to the Registrant's Registration Statement on Form S-3 (Registration No. 333-34321) filed with the Commission on September 11, 1997, and incorporated herein by reference)

     2. Form of First Supplemental Trust Indenture, dated as of February 6, 1998, between the Registrant and Citibank, N.A., as Trustee (filed as
          Exhibit 2 to the Registrant's Current Report on Form 8-K filed with the Commission on February 6, 1998, and incorporated herein by reference)

     3.   Form of 7% Senior Debenture Due 2028 (included in Exhibit 2)

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                                      SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                             FEDERATED DEPARTMENT STORES, INC.
                                             (Registrant)




Date: February 6, 1998                       By: /s/Dennis J. Broderick
                                                 -----------------------------
                                                 Name: Dennis J. Broderick
                                                 Title: Senior Vice President,
                                                        General Counsel and
                                                          Secretary


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                                    EXHIBIT INDEX

EXHIBIT
NUMBER                             EXHIBIT

  1. Indenture, dated as of September 10, 1997, between the Registrant and Citibank, N.A., as Trustee (filed as Exhibit 4.4 to the Registrant's Registration Statement on Form S-3 (Registration No. 333-34321) filed with the Commission on September 11, 1997, and incorporated herein by reference)

  2. Form of First Supplemental Trust Indenture, to be dated as of February 6, 1998, between the Registrant and Citibank, N.A., as Trustee (filed as Exhibit 2 to the Registrant's Current Report on Form 8-K filed with the Commission on February 6, 1998, and incorporated herein by reference)

  3.      Form of specimen 7% Senior Debenture Due 2028 (included in Exhibit 2)



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